UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2024

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas	76262
(Address of Principal Executive Office)	(Zip Code)

(615) 549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), held on January 24, 2024 (the “Annual Meeting”), the stockholders of the Company: (i) elected Stacy Loretz-Congdon, John E. Moore III, David A. Pace, Bradley L. Radoff and Waheed Zaman to serve as directors of the Company for a one-year term of office expiring at the annual meeting for the fiscal year ending June 30, 2024 and until their successors are elected and duly qualified; (ii) ratified the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024; and (iii) approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers.

As of the close of business on November 27, 2023, the record date for the Annual Meeting, there were 20,784,357 shares of Common Stock, par value $1.00 per share (“Common Stock”), outstanding, with each share of Common Stock entitled to one vote. The holders of 17,510,986 shares of Common Stock were present in person or represented by proxy during the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, against, withheld or number of abstentions and number of broker non-votes.

Proposal No. 1 – To elect five (5) directors to the Board for a one-year term of office expiring at the Company’s annual meeting for the fiscal year ending June 30, 2024 and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Stacy Loretz-Congdon	11,739,715	419,235	5,352,036
John E. Moore III	11,740,919	418,031	5,352,036
David A. Pace	10,397,974	1,760,976	5,352,036
Bradley L. Radoff	10,181,302	1,977,648	5,352,036
Waheed Zaman	11,197,916	961,034	5,352,036

Proposal No. 2 – To ratify the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,115,073	190,720	205,193	-

Proposal No. 3 – Advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,992,376	843,587	322,987	5,352,036

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2024

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer